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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-35245 on Form S-8.



                                                  ARTHUR ANDERSEN LLP


Houston, Texas
March 31, 1999